1Q26 SUPPLEMENTAL FINANCIAL PACKAGE

2 TABLE OF CONTENTS SECTION PAGE SECTION PAGE FORWARD-LOOKING STATEMENTS ...................................................... 3 SAME STORE NOI BY SEGMENT ............................................................ 21 CORPORATE PROFILE ............................................................................. 4 RENTAL REVENUE DISAGGREGATION ................................................. 22 HIGHLIGHTS ............................................................................................. 5 STABILIZED PORTFOLIO SUMMARY ..................................................... 23 2026 OUTLOOK: CONTINUED OPERATIONS ........................................ 6 RETAIL PORTFOLIO ................................................................................. 24 2026 OUTLOOK ASSUMPTIONS ............................................................ 7 OFFICE PORTFOLIO ................................................................................. 25 SUMMARY INFORMATION ...................................................................... 8 TOP 20 TENANTS BY ABR ...................................................................... 26 SUMMARY INCOME STATEMENT ......................................................... 9 LEASE SUMMARY .................................................................................... 27 SUMMARY BALANCE SHEET ................................................................. 10 LEASE EXPIRATIONS ............................................................................... 28 FFO & AFFO ............................................................................................... 11 REDEVELOPMENT .................................................................................... 29 FFO, AS ADJUSTED .................................................................................. 12 NET INCOME & NOI BY SEGMENT ......................................................... 30 NET ASSET VALUE COMPONENT DATA .............................................. 13 ACQUISITIONS & DISPOSITIONS ........................................................... 31 CREDIT PROFILE ....................................................................................... 14 DISCONTINUED OPERATIONS ............................................................... 32 LEVERAGE METRICS ................................................................................ 15 DISCONTINUED OPERATIONS, CONT. .................................................. 33 DEBT MANAGEMENT .............................................................................. 16 APPENDIX - DEFINITIONS ....................................................................... 35 OUTSTANDING DEBT ............................................................................... 17 APPENDIX - PROPERTY PORTFOLIO ..................................................... 39 HEDGING ACTIVITY ................................................................................. 18 APPENDIX - RECONCILIATION OF DEBT & EBITDAre ......................... 42 CAPITALIZATION & FINANCIAL RATIOS .............................................. 19 APPENDIX - RECONCILIATION OF NET INCOME TO TOTAL ADJUSTED EBITDAre ............................................................................... 43 PORTFOLIO PROFILE ............................................................................... 20 APPENDIX - CAPITAL EXPENDITURES ................................................. 44

3 This Supplemental Financial Package should be read in conjunction with the unaudited condensed consolidated financial statements appearing in the Company’s press release dated May 4, 2026, which has been furnished as Exhibit 99.1 to the Company’s Form 8-K furnished with the Securities and Exchange Commission (“SEC”) on May 4, 2026. The Company makes statements in this Supplemental Financial Package that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), and, as such, may involve known and unknown risks and uncertainties, and other factors that may cause the actual results or performance to differ from those projected in the forward-looking statement. These forward-looking statements may include comments relating to the current and future performance of the Company’s operating property portfolio, the Company’s development pipeline, financing activities, as well as acquisitions, dispositions, and the Company’s financial outlook, guidance, and expectations. For a description of factors that may cause the Company’s actual results or performance to differ from its forward-looking statements, please review the information under the heading “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and the other documents filed by the Company with the SEC from time to time. The Company’s actual future results and trends may differ materially from expectations depending on a variety of factors discussed in the Company’s filings with the SEC from time to time. The Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company’s expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by applicable law. FORWARD-LOOKING STATEMENTS

4 BOARD OF DIRECTORS Shawn J. Tibbetts, Chairman of the Board James A. Carroll, Lead Independent Director George F. Allen, Independent Director Jennifer R. Boykin, Independent Director James C. Cherry, Independent Director Dennis H. Gartman, Independent Director Louis S. Haddad, Director Daniel A. Hoffler, Director F. Blair Wimbush, Independent Director CORPORATE OFFICERS Shawn J. Tibbetts, Chairman, President and Chief Executive Officer Matthew T. Barnes-Smith, Chief Financial Officer and Treasurer Scotia Capital USA Inc Viktor Fediv (212) 225-6911 viktor.fediv@scotiabank.com Bank of America Merrill Lynch Jana Galan (646) 855-5042 jana.galan@bofa.com Jefferies LLC Jonathan Petersen (212) 284-1705 jpetersen@jefferies.com ANALYST COVERAGE AH Realty Trust (NYSE: AHRT) is a vertically integrated, self-managed real estate investment trust ("REIT") with over four decades of experience managing high-quality properties located primarily in the Mid-Atlantic and Southeastern United States. The Company's focus is to deliver long-term, sustainable shareholder value by consistently investing in and operating the highest-quality assets, maintaining a robust and resilient balance sheet, and fostering a dynamic, highly skilled team. Founded in 1979 by Daniel A. Hoffler, AH Realty Trust has elected to be taxed as a REIT for U.S. federal income tax purposes. For more information, visit AHRealtyTrust.com. CORPORATE PROFILE CREDIT RATING Rating: BBB Agency: Morningstar DBRS Stifel Simon Yarmak (443) 224-1345 yarmaks@stifel.com

5 HIGHLIGHTS $0.14 First Quarter Dividend Declared $0.15 First Quarter FFO, As Adjusted Per Diluted Share $0.19 First Quarter AFFO Per Diluted Share $562M Multifamily Portfolio Purchase Price Under PSA 3.7M First Quarter Shares Repurchased +14.4% First Quarter Retail New Lease Spread, Cash +2.2% Retail Same Store NOI, Cash Increase 1Q26 vs 1Q25 +0.7% Office Same Store NOI, Cash Increase 1Q26 vs 1Q25 +7.2% First Quarter Office New Lease Spread, Cash

6 2026 REVISED OUTLOOK: CONTINUED OPERATIONS LOW HIGH RETAIL NOI $68.5M $70.0M OFFICE NOI $58.5M $60.0M EQUITY METHOD INVESTMENT ("EMI") PROPERTY INCOME(1) $3.4M $3.9M ACQUISITION NOI $0.0M $0.0M TOTAL COMMERCIAL NOI $130.4M $133.9M G&A EXPENSES -$19.7M -$18.7M INTEREST EXPENSE -$57.2M -$54.2M OTHER NOI(2) $8.9M $9.9M PREFERRED STOCK DIVIDENDS -$11.5M -$11.5M FUNDS FROM OPERATIONS AS ADJUSTED ("FFO, AS ADJUSTED")(3) $50.7M $54.7M FFO, AS ADJUSTED PER DILUTED SHARE $0.51 $0.55 1. Includes T. Rowe Price Global HQ. EMI property income is reflected as the property's NOI less interest expense, times the Company's ownership percentage (50%). 2. Other income includes NOI from Smith's Landing and NOI from parking income. 3. See slide 12 for a reconciliation of funds from operations ("FFO") as defined by Nareit to FFO, As Adjusted for the current period. FFO, As Adjusted is a forward-looking, non-GAAP measure that presents the Company's projected Funds From Operations as adjusted for certain items that the Company believes are not indicative of its ongoing operating performance, including: (i) estimated income and expenses related to the GCRES business; (ii) estimated income and expenses associated with assets held for sale or under LOI; and (iii) estimates of certain non-recurring transaction costs. The Company presents FFO, As Adjusted to provide investors with a supplemental measure of the Company's anticipated operating performance following the completion of its announced strategic initiatives, but investors are cautioned against placing undue reliance on the Company's presentation of FFO, As Adjusted.

7 1. Refer to slide 32, Discontinued Operations, for management’s expectations on timing of multifamily dispositions. 2. Solis Peachtree Corners and Solis North Creek were sold on March 27, 2026. Refer to slide 33 for management’s expectations on timing of real estate financing exits. 3. Assumed debt paydowns are derived from the expected sales proceeds of Multifamily and Real Estate Financing assets under PSA or being actively marketed based on valuations underwritten by commercial brokerages. Also includes the impact of expected borrowings on the Company's line of credit. The Company can provide no assurances that the proceeds ultimately received by the Company will not be different than anticipated, and such difference could be material. 2026 REVISED OUTLOOK ASSUMPTIONS • Disposition of the General Contracting and Real Estate Services ("GCRES") business in 2Q26 • Disposition of the Multifamily Portfolio, with the exception of Smith's Landing (1) • Realization of The Allure at Edinburgh in 2Q26 • Exit of the remaining Real Estate Financing Portfolio (2) • Retail Same-Store NOI Cash, growth of 1.50% and Office Same-Store NOI, Cash growth of 1.95% • Secured Debt Paydowns of ~$300M as a result of the Multifamily Disposition (3) • Net Unsecured Debt Paydowns of ~$400M (3) • Includes Share Repurchases of $24.1M for 4.2M shares through April 2, 2026 • No Acquisitions in 2026, capital redirected toward Share Repurchases

SUMMARY INFORMATION

$ IN THOUSANDS, EXCEPT PER SHARE

	Three Months Ended (Unaudited)			
OPERATIONAL METRICS	**3/31/2026**	**12/31/2025**	**9/30/2025**	**6/30/2025**
Net (Loss) Income Attributable to Common Stockholders and OP Unitholders	($33,291)	($647)	($3,575)	$3,907
Net (Loss) Income per Diluted Share Attributable to Common Stockholders and OP Unitholders	**($0.33)**	**($0.01)**	**($0.04)**	**$0.04**
FFO Attributable to Common Stockholders and OP Unitholders	20,598	23,143	20,170	18,971
FFO per Diluted Share Attributable to Common Stockholders and OP Unitholders	**$0.20**	**$0.23**	**$0.20**	**$0.19**
FFO, As Adjusted Attributable to Common Stockholders and OP Unitholders	15,110	22,862	16,968	13,088
FFO, As Adjusted per Diluted Shares Attributable to Common Stockholders and OP Unitholders	**$0.15**	**$0.22**	**$0.17**	**$0.13**
Net Debt / Total Adjusted EBITDAre	8.3x	8.1x	7.9x	7.7x
Fixed Charge Coverage Ratio[1]	2.0x	2.2x	2.2x	2.2x
CAPITALIZATION				
Common Shares Outstanding	76,553	80,167	80,155	80,160
Operating Partnership Units Outstanding	24,757	23,521	23,521	23,507
Common Shares and Operating Partnership Units Outstanding	101,310	103,688	103,676	103,667
Market Price per Common Share as of Last Trading Day of Quarter	$5.50	$6.62	$7.01	$6.87
Common Equity Capitalization	557,205	686,415	726,769	712,192
Preferred Equity Capitalization	171,085	171,085	171,085	171,085
Total Equity Capitalization	728,290	857,500	880,229	883,277
Total Debt[2]	1,492,742	1,526,584	1,487,257	1,448,237
Total Capitalization	$2,221,032	$2,384,084	$2,367,486	$2,331,514
STABILIZED PORTFOLIO ECONOMIC OCCUPANCY[1]				
Retail	92.5%	93.3%	92.1%	91.4%
Office	87.7%	90.4%	88.1%	89.9%
Weighted Average[3]	90.1%	91.8%	90.1%	90.7%
STABILIZED PORTFOLIO LEASED OCCUPANCY[1]				
Retail	94.8%	94.9%	96.0%	94.2%
Office	96.0%	96.4%	96.5%	96.3%
Weighted Average[3]	95.4%	95.6%	96.2%	95.2%
STABILIZED PORTFOLIO				
Retail Portfolio				
Net Operating Income	$17,066	$18,099	$18,194	$17,912
Number of Properties	42	46	46	46
Net Rentable Square Feet	3,840k	3,823k	3,823k	3,823k
Office Portfolio				
Net Operating Income	$14,297	$18,044	$16,137	$14,947
Number of Properties	13	14	14	14
Net Rentable Square Feet	2,321k	2,337k	2,337k	2,337k

(1) See appendix for definitions.
(2) Excludes GAAP adjustments.
(3) Total occupancy weighted by annualized rent.

8

9 Three Months Ended 3/31/2026 3/31/2025 (Unaudited) Revenues Rental revenues $52,317 $50,182 Total revenues 52,317 50,182 Expenses Rental expenses 12,857 11,369 Real estate taxes 4,735 4,717 Depreciation and amortization 18,241 19,030 General and administrative expenses 4,716 7,155 Acquisition, development, and other pursuit costs — 54 Total expenses 40,549 42,325 Loss on real estate dispositions, net (141) — Operating income 11,627 7,857 Interest income 62 229 Interest expense (13,782) (12,437) Equity in income (loss) of unconsolidated real estate entities 243 (1,415) Change in fair value of derivatives and other 1,344 (749) Other income (expense), net 13 (89) Loss from continuing operations ($493) ($6,604) Discontinued operations (Loss) income from discontinued operations (2) (29,526) 2,451 Income tax provision from discontinued operations (363) (190) (Loss) income from discontinued operations, net of taxes ($29,889) $2,261 Net loss (30,382) (4,343) Net loss (income) attributable to noncontrolling interests: (22) 3 Preferred stock dividends (2,887) (2,887) Net Loss Attributable to AHRT and OP Unitholders ($33,291) ($7,227) Net Loss per Diluted Share and Unit Attributable to AHRT and OP Unitholders ($0.33) ($0.07) Weighted Average Shares & OP Units - Diluted(1) 102,027 101,570 SUMMARY INCOME STATEMENT $ IN THOUSANDS, EXCEPT PER SHARE (1) Represents the weighted average number of common shares and OP Units outstanding during the respective periods presented excluding potentially dilutive impact of Preferred Stock. (2) Includes $29.2 million impairment of notes receivable related to Solis Kennesaw, Solis North Creek, and Solis Peachtree investments in Q1 2026.

10 SUMMARY BALANCE SHEET $ IN THOUSANDS As Of 3/31/2026 12/31/2025 (Unaudited) Assets Real estate investments: Income producing property $1,773,240 $1,801,279 Held for development 5,683 5,683 Construction in progress 21,530 13,028 Accumulated depreciation (412,226) (410,565) Net real estate investments 1,388,227 1,409,425 Real estate investments held for sale, net 23,223 4,800 Assets of discontinued operations 705,981 800,536 Cash and cash equivalents 28,545 40,743 Restricted cash 2,013 1,622 Accounts receivable, net 63,184 64,747 Equity method investments 48,177 47,926 Operating lease right-of-use assets 22,551 22,610 Finance lease right-of-use assets 77,212 77,539 Acquired lease intangible assets 73,108 76,408 Other assets 45,591 50,154 Total Assets $2,477,812 $2,596,510 Liabilities and Equity Indebtedness, net $1,245,288 $1,283,987 Liabilities related to assets held for sale 8,387 — Liabilities of discontinued operations 281,633 286,502 Accounts payable and accrued liabilities 34,493 36,810 Operating lease liabilities 31,153 31,198 Finance lease liabilities 85,038 84,835 Other liabilities 31,640 43,986 Total Liabilities 1,717,632 1,767,318 Total Equity 760,180 829,192 Total Liabilities and Equity $2,477,812 $2,596,510

FFO & AFFO[1]

$ IN THOUSANDS, EXCEPT PER SHARE

	Three Months Ended (Unaudited)			
	3/31/2026	12/31/2025	9/30/2025	6/30/2025
Funds From Operations[1]				
Net (Loss) Income Attributable to AHRT and OP Unitholders	**($33,291)**	**($647)**	**($3,575)**	**$3,907**
Net (Loss) Income per Diluted Share	($0.33)	($0.01)	($0.04)	$0.04
Depreciation and Amortization[2]	24,660	23,767	23,395	21,979
Net Gain (Loss) on Consolidation of Real Estate Entities	—	—	—	(6,915)
Impairment of Real Estate Assets[3]	29,229	23	350	—
FFO	**$20,598**	**$23,143**	**$20,170**	**$18,971**
FFO per Diluted Share	**$0.20**	**$0.23**	**$0.20**	**$0.19**
Adjusted FFO[1]				
Loss on Extinguishment of Debt	—	—	69	—
Unrealized Credit Loss Provision	1,749	(124)	(126)	(209)
Amortization of Right-of-Use Assets - Finance Leases	391	395	395	395
Decrease in Fair Value of Derivatives Not Designated as Cash Flow Hedges	2,098	4,929	8,095	3,845
Non-Cash Stock Compensation	1,355	855	804	1,225
Property-Related Capital Expenditures[4]	(2,450)	(7,181)	(4,715)	(3,398)
Non-Cash Interest Expense[5]	2,087	2,758	2,282	2,570
Non-Cash Interest Income	(2,255)	(3,571)	(3,851)	(3,477)
Cash Ground Rent Payment - Finance Lease	(1,001)	(1,005)	(972)	(995)
GAAP Adjustments	(2,688)	(3,078)	(3,135)	(3,514)
AFFO	**$19,884**	**$17,121**	**$19,016**	**$15,413**
AFFO per Diluted Share	**$0.19**	**$0.17**	**$0.19**	**$0.15**
Weighted Average Common Shares Outstanding	79,840	80,153	80,155	80,154
Weighted Average Operating Partnership Units Outstanding	22,187	21,947	21,938	22,132
Total Weighted Average Common Shares and OP Units Outstanding[6][7]	102,027	102,100	102,093	102,286

(1) See definitions in appendix.
(2) Adjusted for the depreciation and amortization attributable to noncontrolling interests in consolidated investments and depreciation and amortization attributable to unconsolidated investments.
(3) Includes Solis Peachtree, Solis North Creek, and Solis Kennesaw.
(4) Excludes development, redevelopment, and first-generation space.
(5) Includes non-cash interest expense relating to indebtedness and interest expense on finance leases.
(6) Represents the weighted average number of common shares and OP Units outstanding during the respective periods presented excluding any potentially dilutive impact of Preferred Stock.
(7) Excludes 90% of unvested performance-based LTIP Units that are not considered participating securities.

11

12 FFO, AS ADJUSTED $ IN THOUSANDS, EXCEPT PER SHARE Three Months Ended (Unaudited) 3/31/2026 12/31/2025 9/30/2025 6/30/2025 FFO $20,598 $23,143 $20,170 $18,971 FFO Attributable to General Contracting and Real Estate Services 569 (1,282) (2,240) 1,040 FFO Attributable to Multifamily (3,405) 2,493 636 (5,106) FFO Attributable to Real Estate Financing (2,652) (1,492) (1,598) (1,817) FFO, As Adjusted $15,110 $22,862 $16,968 $13,088 FFO per Diluted Share $0.20 $0.23 $0.20 $0.19 FFO per Diluted Share Attributable to General Contracting and Real Estate Services 0.01 (0.01) (0.02) 0.01 FFO per Diluted Share Attributable to Multifamily (0.03) 0.02 0.01 (0.05) FFO per Diluted Share Attributable to Real Estate Financing (0.03) (0.01) (0.02) (0.02) FFO, As Adjusted per Diluted Share $0.15 $0.22 $0.17 $0.13 Weighted Average Common Shares Outstanding 79,840 80,153 80,155 80,154 Weighted Average Operating Partnership Units Outstanding 22,187 21,947 21,938 22,132 Total Weighted Average Common Shares and OP Units Outstanding(1)(2) 102,027 102,100 102,093 102,286 (1) Represents the weighted average number of common shares and OP Units outstanding during the respective periods presented excluding any potentially dilutive impact of Preferred Stock. (2) Excludes 90% of unvested performance-based LTIP Units that are not considered participating securities.

NET ASSET VALUE COMPONENT DATA

$ AND SHARES/UNITS IN THOUSANDS

STABILIZED PORTFOLIO NOI (CASH) (1)	Three Months Ended 3/31/2026	Annualized
Retail		
Stabilized Retail NOI, Cash[2]	$17,757	$71,028
Stabilized Retail NOI, Cash under PSA[3]	(116)	(464)
Signed Not Yet Occupied or in Free Rent Period, Retail	430	1,720
Adjusted Stabilized Retail NOI, Cash	**$18,071**	**$72,284**
Office		
Stabilized Office NOI, Cash[2]	$17,194	$68,776
Stabilized Office NOI, Cash under PSA[3]	(60)	(240)
Signed Not Yet Occupied or in Free Rent Period, Office	1,178	4,712
Adjusted Stabilized Office NOI, Cash	**$18,312**	**$73,248**
Other NOI, Cash	$2,558	$10,232

NON-STABILIZED PORTFOLIO	As of 3/31/2026
Properties in Lease Up at Cost[4]	$81,510

ASSETS OF DISCONTINUED OPERATIONS OR HELD FOR SALE	As of 3/31/2026
Real Estate Assets under PSA[3]	$562,000
Multifamily Assets HFS at Net Book Value[3]	104,468
Real Estate Financing Investments at Book Value[5]	39,273
Net Assets of GCRES at Book Value	2,512
	$708,253

NON-PROPERTY ASSETS	As of 3/31/2026
Cash and Restricted Cash	$17,963
Accounts Receivable, Net	5,367
Other Assets	9,951
Total Non-Property Assets	**$33,281**

LIABILITIES	As of 3/31/2026
Mortgages and Notes Payable	$1,492,742
Mortgages, JV Pro Rata Share	86,552
Total Debt, including JV Pro Rata Share	**$1,579,294**
Accounts Payable and Accrued Liabilities, Non-Property	6,129
Other Liabilities, Non-Property	6,080
Total Liabilities	**$1,591,503**

PREFERRED EQUITY	Liquidation Value
Series A Cumulative Redeemable Perpetual Preferred Stock	$171,085

COMMON EQUITY	As of 3/31/2026
Total Common Shares Outstanding	76,553
Total Units Outstanding	24,757
Total Common Shares and Units Outstanding	**101,310**

(1) Excludes $1.1M of expenses associated with the Company's in-house asset management division for the three months ended March 31, 2026.

(2) Includes $2.1M and less than $(0.1)M of AHRT's JV Pro Rata Share of Cash NOI for T. Rowe Price Global HQ for Office and Retail, respectively.

(3) Refer to slide 32 for a break-out of real estate assets under PSA and Held for Sale.

(4) Refer to slide 41 for the make-up of Non-Stabilized properties.

(5) Excludes allowance for current expected credit losses

13

14 CREDIT PROFILE $ IN THOUSANDS Leverage 7.1x 7.1x 7.5x 7.4x 7.5x 7.2x 7.2x 7.1x 7.7x 7.9x 8.1x 8.3x 8.0x 8.1x 8.5x 8.4x 8.4x 8.1x 8.2x 8.0x 8.7x 8.9x 9.0x 9.2x Net Debt / Total Adjusted EBITDAre Net Debt + Preferred / Total Adjusted EBITDAre Q2 2023 Q3 2023 Q4 2023 Q1 2 024 Q2 2024 Q3 2024 Q4 2024 Q1 2 025 Q2 2025 Q3 2025 Q4 2025 Q1 2 026 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 7.0x 8.0x 9.0x 10.0x Total Debt Secured Debt Unsecured Debt % Fixed/Hedged Q2 2 02 3 Q3 2 02 3 Q4 2 02 3 Q1 2 02 4 Q2 2 02 4 Q3 2 02 4 Q4 2 02 4 Q1 2 02 5 Q2 2 02 5 Q3 2 02 5 Q4 2 02 5 Q1 2 02 6 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 1,600,000 —% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% AFFO Payout Ratio Total Dividend AFFO AFFO Payout Ratio Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 0 5,000 10,000 15,000 20,000 25,000 —% 50% 100% 150% Weighted Average Years to Maturity - Debt 4.6 4.2 3.9 3.7 3.6 3.5 3.3 3.3 3.0 2.8 2.5 2.3 Weighted Average Years to Maturity Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 0 1 2 3 4 5 6

15 LEVERAGE METRICS $ IN THOUSANDS SEE APPENDIX FOR DEFINITIONS, CALCULATIONS, AND RECONCILIATIONS (1) Includes income and debt related to development, real estate financing, construction, and other ancillary activities outside of our stabilized portfolio. (2) Reflects total debt less GAAP adjustments, cash, restricted cash, and other notes payable. Three Months Ended 3/31/2026 Total Adjusted EBITDAre $43,974 Net Debt(2) $1,451,235 Net Debt/Total Adjusted EBITDAre(1) 8.3 x Net Debt + Preferred $1,622,320 Net Debt + Preferred /Total Adjusted EBITDAre 9.2 x 0.0 x 1.0 x 2.0 x 3.0 x 4.0 x 5.0 x 6.0 x 7.0 x 8.0 x 9.0 x 10.0 x 8.3x 9.2x Net Debt/Total Adjusted EBITDAre (1) Net Debt + Preferred / Total Adjusted EBITDAre

16 DEBT MANAGEMENT AS OF MARCH 31, 2026 Total Debt Composition Weighted Average % of Debt Interest Rate Maturity Variable vs. Fixed-Rate Debt Variable-Rate Debt(1)(2) 1.7% 5.3% 1.0 Yrs Fixed-Rate Debt(3)(4) 98.3% 4.2% 2.3 Yrs Secured vs. Unsecured Debt Unsecured Debt(2) 60.7% 4.4% 1.6 Yrs Secured Debt(2) 39.3% 3.8% 3.3 Yrs Portfolio Weighted Average(2) 4.2% 2.3 Yrs (1) Excludes debt subject to interest rate swap locks. (2) Represents the weighted average interest rate of the portfolio, inclusive of the effect of interest rate derivatives. (3) Includes debt subject to interest rate swap locks. (4) Excludes GAAP adjustments.  Portfolio Weighted Average Interest Rate 4.0% 4.2% 4.0% 4.4% 4.6% 4.5% 4.4% 4.2% 4.4% 4.3% 4.2% 4.2% Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 .0% .5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0%

OUTSTANDING DEBT

$ IN THOUSANDS

Debt	Stated Rate		Eff. Rate as of 3/31/2026	Maturity Date [1]	Debt Maturities & Principal Payments 2026	2027	2028	2029	2030	Thereafter	Outstanding as of 3/31/2026	Debt Attrib. to Assets under PSA	Debt. Attrib. to Assets HFS
Secured Debt - Continuing Operations													
Thames Street Wharf	SOFR+	1.30 %	2.34 % [2]	Sep-2026	64,669	—	—	—	—	—	64,669	—	—
Constellation Energy Building	SOFR+	1.50 %	5.28 % [3]	Nov-2026	175,000	—	—	—	—	—	175,000	—	—
Greenbrier Square		3.74 %		Oct-2027	312	18,370	—	—	—	—	18,682	—	—
Lexington Square		4.50 %		Sep-2028	253	351	12,287	—	—	—	12,891	—	—
Red Mill North		4.73 %		Dec-2028	100	140	3,442	—	—	—	3,682	—	—
Smith's Landing		4.05 %		Jun-2035	813	1,126	1,172	1,222	1,273	6,674	12,280	—	—
Total - Secured Debt - Continuing Operations					241,147	19,987	16,901	1,222	1,273	6,674	287,204	—	—
Secured Debt - Forecasted Payoffs													
Encore Apartments & 4525 Main Street		2.93 %		Apr-2026 [4]	50,497	—	—	—	—	—	50,497	50,497	—
The Everly	SOFR+	1.50 %	5.16 % [5]	Mar-2027	—	28,000	—	—	—	—	28,000	—	28,000
The Allied | Harbor Point	SOFR+	2.00 %	4.25 % [2]	Jun-2027 [6]	—	90,000	—	—	—	—	90,000	90,000	—
Liberty	SOFR+	1.50 %	4.93 % [2]	Sep-2027	285	19,516	—	—	—	—	19,801	19,801	—
Premier Apartments and Retail		5.53 %		Dec-2029	—	—	—	29,415	—	—	29,415	29,415	—
Greenside Apartments		3.17 %		Dec-2029	625	861	889	26,928	—	—	29,303	29,303	—
The Edison		5.30 %		Dec-2044	340	474	500	527	556	11,840	14,237	14,237	—
The Cosmopolitan		3.35 %		Jul-2051	729	1,001	1,035	1,071	1,107	33,342	38,285	38,285	—
Total - Secured Debt - Forecasted Payoffs					52,476	139,852	2,424	57,941	1,663	45,182	299,538	271,538	28,000
Total - Secured Debt					$293,623	$159,839	$19,325	$59,163	$2,936	$51,856	$586,742	$271,538	$28,000
Unsecured Debt													
TD Unsecured Term Loan	SOFR+	1.35%-1.90%	5.31 %	May-2026 [7]	95,000	—	—	—	—	—	95,000		
Senior Unsecured Revolving Credit Facility	SOFR+	1.30%-1.85%	5.26 %	Jan-2027 [8]	—	211,000	—	—	—	—	211,000		
M&T Unsecured Term Loan	SOFR+	1.25%-1.80%	5.21 %	Mar-2027 [6]	—	35,000	—	—	—	—	35,000		
M&T Unsecured Term Loan (Fixed)	SOFR+	1.25%-1.80%	5.05 % [2]	Mar-2027 [6]	—	100,000	—	—	—	—	100,000		
Senior Unsecured Term Loan	SOFR+	1.25%-1.80%	5.21 %	Jan-2028	—	—	271,000	—	—	—	271,000		
Senior Unsecured Term Loan (Fixed)	SOFR+	1.25%-1.80%	4.98 % [2]	Jan-2028	—	—	79,000	—	—	—	79,000		
Senior Notes, Series A		5.57 %		Jul-2028	—	—	25,000	—	—	—	25,000		
Senior Notes, Series B		5.78 %		Jul-2030	—	—	—	—	45,000	—	45,000		
Senior Notes, Series C		6.09 %		Jul-2032	—	—	—	—	—	45,000	45,000		
Total - Unsecured Debt					95,000	346,000	375,000	—	45,000	45,000	906,000		
Total Principal Balances					$ 388,623	$ 505,839	$ 394,325	$ 59,163	$ 47,936	$ 96,856	$ 1,492,742		
Other Notes Payable											6,103		
Unamortized GAAP Adjustments											(4,451)		
Loans reclassified to liabilities related to assets held for sale, net or liabilities of discontinued operations											(249,106)		
Indebtedness, Net											$ 1,245,288		

(1) Excludes extension options.
(2) Includes debt subject to interest rate swap locks.
(3) Subject to a rate floor. Constellation Energy Building's loan may be subject to curtailment in connection with release of the multifamily collateral portion of the building (1305 Dock Street).
(4) Effective April 10, 2026, the Company executed a 45-day extension on this loan.
(5) Subject to a rate floor.
(6) Does not reflect one 12-month extension option.
(7) The Company has a term sheet for a 12-month extension, which is expected to close in May 2026.
(8) Does not reflect two six-month extension options.

17

HEDGING ACTIVITY

$ IN THOUSANDS AS OF MARCH 31, 2026

Effective Date	Maturity Date[1]	SOFR Strike / Swap Fixed Rate	Notional Amount
Interest Rate Swaps Not Allocated to Specific Asset Debt			
August 2025	August 2026	2.25%	$640,000
January 2025	January 2027	2.50%	150,000
Total Interest Rate Swaps			790,000
Fixed-Rate Debt[2][3]			677,742
Fixed-Rate and Hedge Debt			1,467,742
Total Debt[3]			$1,492,742
% Fixed or Hedged			**98.3 %**
Interest Rate Swaps Allocated to Off Balance Sheet Joint Ventures[4]			
August 2025	August 2026	2.25%	$90,000
Total Interest Rate Swaps			$90,000

GAINS (LOSSES) ON INTEREST RATE DERIVATIVES

Accounting Treatment[5]	Statement of Comprehensive Income Location	Three Months Ended 3/31/2026	Three Months Ended 3/31/2025
Designated Hedges	Interest Expense	$ 474	$ 313
Non-Designated Hedges	Change in Fair Value of Derivatives and Other	3,442	4,486
Total Realized Gains on Interest Rate Derivatives		**$ 3,916**	**$ 4,799**
Designated Hedges	Unrealized Cash Flow Hedge Gains (Losses)[6]	$ 641	$ (1,050)
Non-Designated Hedges	Change in Fair Value of Derivatives and Other	(1,655)	(5,627)
Non-Designated Hedges	Income (Loss) from Discontinued Operations	(443)	392
Total Unrealized Losses on Interest Rate Derivatives		**$ (1,457)**	**$ (6,285)**
Total Realized and Unrealized Gains (Losses) on Interest Rate Derivatives		**$ 2,459**	**$ (1,486)**

(1) Excludes derivatives maturing within 90 days.
(2) Includes debt subject to interest rate swap locks.
(3) Excludes GAAP adjustments.
(4) This swap economically hedges the Company's exposure to the senior construction loan for the T. Rowe Price Global HQ.
(5) The Company only enters into interest rate derivatives to hedge its exposure to interest rate risk from floating rate debt. The Company may elect to designate an interest rate derivative as a cash flow hedge under US GAAP if certain criteria are met, which allows for reporting of realized gains (losses) net of the hedge item (interest expense). All income statement activity for derivatives that are not designated as cash flow hedges is reported within Change in fair value of derivatives and other in the Company's Statement of Comprehensive Income.
(6) Unrealized cash flow hedge gains (losses) is a component of comprehensive income (loss) and is excluded from net income (loss).

CAPITALIZATION & FINANCIAL RATIOS

$ IN THOUSANDS, EXCEPT PER SHARE
AS OF MARCH 31, 2026

Debt	% of Total	Principal Balance
Unsecured Revolving Credit Facility	14 %	$211,000
Unsecured Term Loans	39 %	580,000
Mortgages Payable[1]	39 %	586,742
Senior Notes	8 %	115,000
Total Debt		$1,492,742

Preferred Equity	Shares	Liquidation Value per Share	Total Liquidation Value
6.75% Series A Cumulative Redeemable Perpetual Preferred Stock (NYSE: AHRT-PrA)	6,843	$25.00	$171,085

Common Equity	% of Total	Shares/Units[2]	Stock Price[3]	Market Value
Common Stock (NYSE: AHRT)	76 %	76,553	$5.50	$421,039
Operating Partnership Units[4]	24 %	24,757	$5.50	$136,165
Equity Market Capitalization		101,310		$557,204

Total Capitalization	$2,221,032
Enterprise Value	$2,190,474
Total Debt to Enterprise Value	68 %


Common Equity 25%
Preferred Equity 8%
Debt 67%

Financial Ratios[5]	
Debt Service Coverage Ratio	2.3x
Fixed Charge Coverage Ratio	2.0x
Net Debt / Total Adjusted EBITDAre	8.3x
Net Debt Plus Preferred / Total Adjusted EBITDAre	9.2x
Debt/Total Capitalization	67 %

Unencumbered Properties	
% of Total Properties	70 %
% of Annualized Base Rent	57 %
Total Unencumbered Asset Value[6]	$1,643,873

Liquidity	
Cash on Hand[7]	$41,507
Net Short Term Receivables/(Payables)[7]	20,079
Availability Under Credit Agreements	80,324
Total Liquidity	$141,910

(1) Includes debt related to held for sale assets and discontinued operations. Refer to slide 17, Outstanding Debt, for details.
(2) During the three months ended March 31, 2026, we repurchased 3.7M shares of common stock.
(3) As of close of market on March 31, 2026
(4) Includes 3.4M LTIP Units
(5) See appendix for definitions.

(6) Total Asset Value is calculated based on the terms of our credit facility agreement and therefore does not tie directly to the balance sheet.
(7) Includes discontinued operations.

19

20 PORTFOLIO PROFILE(1) 4.0% —% 3.0% 8.0% 8.0% 11.0% 12.0% 10.0% 7.0% 3.0% 3.0% 11.0% 11.0% 8.0% Retail Office Ava ila ble M-T-M 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 Thereafte r Weighted Average Lease Term Remaining (Years) (1) Reflects stabilized properties only. Refer to appendix for definitions. (2) Reflects lease expirations by Net Rentable Square Footage, see appendix for definitions. (3) Negative new lease cash spreads in Q2 23 for office and 1Q 24 and 3Q 24 for retail. (4) No new leases In 1Q 24, 2Q 25, and 3Q 25, or renewals in 1Q 26 for office. 5.4 5.9 5.3 5.8 5.7 5.6 5.6 5.5 5.6 5.6 5.6 5.6 7.7 8.8 7.9 8.4 8.2 8.3 8.1 8.5 8.4 8.1 7.9 7.7 Retail Office 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 1Q 26 0.0 2.0 4.0 6.0 8.0 10.0 Lease Expirations(2) Renewal Cash Spreads Retail Office 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 1Q 26 —% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% New Lease Cash Spreads(3)(4) Retail Office 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 1Q 26% 10.0% 20.0% 30.0% 40.0% 50.0%

21 (1) Excludes expenses associated with the Company’s in-house asset management division of $1.1M and $0.7M for the three months ended 3/31/2026 & 3/31/2025.r SAME STORE NOI BY SEGMENT $ IN THOUSANDS Three Months Ended 3/31/2026 3/31/2025 $ Change % Change Retail Rental Revenues $22,951 $22,582 $369 1.6 % Rental Expenses(1) 4,461 4,500 (39) (0.9) % Real Estate Taxes 2,313 2,253 60 2.7 % Same Store NOI, Cash 16,177 15,829 348 2.2 % Office Rental Revenues 21,676 20,823 853 4.1 % Rental Expenses(1) 6,882 6,109 773 12.7 % Real Estate Taxes 2,164 2,169 (5) (0.2) % Same Store NOI, Cash 12,630 12,545 85 0.7 % Same Store NOI, Cash 28,807 28,374 433 1.5 % GAAP Adjustments 3,562 3,184 378 Termination Fees 12 96 (84) Non-Same Store NOI (215) 327 (542) Other NOI 2,559 2,115 444 Total Property Portfolio NOI $34,725 $34,096 $629 1.8%

22 (1) Other Rental Income primarily includes parking income, percentage rent, and bad debt adjustments. RENTAL REVENUE DISAGGREGATION $ IN THOUSANDS Three Months Ended 3/31/2026 Retail Office Other Total Base Rent $18,472 $16,370 $1,437 $36,279 Expense Reimbursements 5,405 5,526 26 10,957 Termination Fees 12 — — 12 Other Rental Income(1) (264) 25 2,437 2,198 Rental Revenues, Cash $23,625 $21,921 $3,900 $49,446 Straight-Line Rent 620 1,824 — 2,444 Above (Below) Market Lease Amortization 267 206 — 473 Lease Incentives (15) (31) — (46) Total Rental Revenues $24,497 $23,920 $3,900 $52,317

23 STABILIZED PORTFOLIO SUMMARY AS OF MARCH 31, 2026 SEE APPENDIX FOR FULL LIST OF PROPERTIES (1) See appendix for definitions and portfolio detail. COMMERCIAL PORTFOLIO Retail Properties # of Properties Net Rentable SF(1) Average Age Leased Occupancy(1) Economic Occupancy(1) ABR(1) ABR per Occupied SF Town Center of Virginia Beach 13 641,378 15 95.4% 93.2% $16,036,189 $26.21 Harbor Point - Baltimore Waterfront 1 38,464 10 47.9% 37.5% 685,900 37.25 Grocery Anchored 14 1,320,155 17 96.1% 95.6% 20,727,580 16.34 Southeast Sunbelt 8 893,253 19 95.6% 90.0% 19,444,747 22.78 Mid-Atlantic 6 946,365 22 93.8% 93.2% 17,182,714 19.36 Stabilized Retail Total 42 3,839,615 17 94.8% 92.5% $74,077,130 $20.35 Office Properties # of Properties Net Rentable SF(1) Average Age Leased Occupancy(1) Economic Occupancy(1) ABR(1) ABR per Occupied SF Town Center of Virginia Beach 6 806,394 24 98.4% 92.8% $22,862,981 $28.80 Harbor Point - Baltimore Waterfront 3 1,034,921 11 97.0% 88.2% 33,749,464 33.62 Southeast Sunbelt 3 381,761 10 87.3% 74.8% 12,421,907 37.27 Mid-Atlantic 1 98,061 7 100.0% 100.0% 2,043,004 20.83 Stabilized Office Total 13 2,321,137 16 96.0% 87.7% $71,077,356 $31.89

24 RETAIL PORTFOLIO AS OF MARCH 31, 2026 39.8% 25.2% 20.4% 10.2% 3.4% 1.0% Community Center Lifestyle Center Neighborhood Center Power Center Strip/Convenience Street Retail 48 Number of Retail Properties(2) 4.0M Net Rentable Square Footage Retail Properties(2) (1) Retail classifications are reflective of ICSC’s U.S Shopping-Centers Classifications, with the exception of Street Retail. Street Retail includes Chronicle Mill Retail, Liberty Retail, and The Edison Retail. (2) Includes stabilized and unstabilized properties. Also includes 5 retail properties under PSA, as detailed on slide 32. PERCENTAGE OF NOI BY RETAIL CLASSIFICATION (1)

25 (1) Mixed-Use consists of Town Center of Virginia Beach, Harbor Point – Baltimore Waterfront, One City Center, The Interlock, and Southern Post (2) Includes stabilized and unstabilized properties. Also includes 1 office property under PSA, as detailed on slide 32. OFFICE PORTFOLIO AS OF MARCH 31, 2026 94.8% 5.2% Mixed Use Non Mixed Use 15 Number of Office Properties(2) 2.4M Net Rentable Square Footage Office Properties(2) Mixed Use vs. Non-Mixed Use by ABR(1)

26 TOP 20 TENANTS BY ABR $ IN THOUSANDS AS OF MARCH 31, 2026 Tenant Investment Grade(1) Number of Leases Annualized Base Rent % of Total Annualized Base Rent Constellation Energy Generation ü 1 $15,924 11.0% Morgan Stanley ü 3 9,213 6.3% T. Rowe Price(2) ü 1 7,900 5.4% The Kroger Co. ü 6 3,781 2.6% Clark Nexsen 1 2,484 1.7% Dick's Sporting Goods ü 3 2,480 1.7% The Gathering Spot 2 2,030 1.4% Duke University ü 1 1,830 1.3% Huntington Ingalls Industries ü 1 1,704 1.2% Franklin Templeton ü 1 1,652 1.1% PetSmart 5 1,566 1.1% The TJX Companies ü 5 1,566 1.1% Vestis Corporation 1 1,506 1.0% Georgia Tech ü 1 1,475 1.0% Mythics 1 1,364 0.9% Apex Entertainment 1 1,340 0.9% Pindrop 1 1,243 0.9% Regal Cinemas 2 1,215 0.8% Amazon/Whole Foods ü 1 1,214 0.8% Ross Dress for Less 3 1,211 0.8% Top 20 Total $62,698 43.0% Total Investment Grade Rating ABR $48,739 % of Total ABR 33.6% (1) Includes tenants that either hold a publicly available investment grade credit rating or are considered credit quality consistent with investment grade companies based on management’s assessment. (2) Represents the Company’s 50% share of ABR.

LEASE SUMMARY

RETAIL

Renewals

Quarter	Number of Leases Signed	Net Rentable SF Signed	GAAP Releasing Spread	Cash Releasing Spread	Wtd Average Lease Term (yrs)	TI & LC	TI & LC per SF
Q1 2026	20	88,099	10.7 %	4.5 %	4.9	$201,536	$2.29
Q4 2025	18	72,179	15.3 %	10.1 %	4.9	257,722	3.57
Q3 2025	24	237,025	5.7 %	6.5 %	6.9	993,025	4.19
Q2 2025	14	119,501	10.8 %	5.5 %	5.2	617,552	5.17
Trailing 4 Quarters	**76**	**516,804**	**9.4 %**	**6.5 %**	**5.9**	**$2,069,835**	**$4.01**

New Leases[1]

Quarter	Number of Leases Signed	Net Rentable SF Signed	GAAP Releasing Spread[2]	Cash Releasing Spread[2]	Wtd Average Lease Term (yrs)	TI & LC	TI & LC per SF
Q1 2026	7	22,242	18.3 %	14.4 %	9.5	$1,742,293	$78.33
Q4 2025	5	13,358	10.5 %	9.4 %	9.0	803,722	60.17
Q3 2025	7	29,692	46.4 %	47.3 %	9.0	1,726,197	58.14
Q2 2025	8	23,673	20.6 %	16.6 %	7.6	660,918	27.92
Trailing 4 Quarters	**27**	**88,965**	**28.5 %**	**26.6 %**	**8.8**	**$4,933,130**	**$55.45**

OFFICE

Renewals

Quarter	Number of Leases Signed	Net Rentable SF Signed	GAAP Releasing Spread	Cash Releasing Spread	Wtd Average Lease Term (yrs)	TI & LC	TI & LC per SF
Q1 2026	0	—	— %	— %	0.0	$—	$—
Q4 2025	3	16,241	9.1 %	2.5 %	4.8	87,296	5.38
Q3 2025	1	3,039	21.6 %	8.9 %	5.0	83,852	27.59
Q2 2025	2	11,011	11.7 %	5.5 %	2.6	68,866	6.25
Trailing 4 Quarters	**6**	**30,291**	**11.4 %**	**4.3 %**	**4.0**	**$240,014**	**$7.92**

New Leases[1]

Quarter	Number of Leases Signed	Net Rentable SF Signed	GAAP Releasing Spread[2]	Cash Releasing Spread[2]	Wtd Average Lease Term (yrs)	TI & LC	TI & LC per SF
Q1 2026	4	20,326	9.6 %	7.2 %	7.3	$1,570,017	$77.24
Q4 2025	2	5,776	— %	0.2 %	8.0	85,298	14.77
Q3 2025	0	—	— %	— %	0.0	—	—
Q2 2025	2	14,012	— %	— %	10.6	1,639,168	116.98
Trailing 4 Quarters	**8**	**40,114**	**— %**	**0.1 %**	**8.6**	**$3,294,483**	**$82.13**

27

(1) Excludes leases from properties in development, redevelopment, and delivered, but not yet stabilized.
(2) Spreads on new leases are not calculated for 1st generation space or where the previous tenant was in occupancy more than 3 years prior to release execution

LEASE EXPIRATIONS[1]

AS OF MARCH 31, 2026

RETAIL

Year	Leases Expiring	Square Footage Expiring	% Portfolio Net Rentable Square Feet	ABR	% of Portfolio ABR
Available	-	199,267	5.2 %	$—	— %
M-T-M	5	1,602	— %	59,262	0.1 %
2026	28	145,278	3.8 %	2,236,291	3.0 %
2027	77	349,436	9.1 %	7,122,404	9.6 %
2028	84	370,369	9.6 %	8,063,857	10.9 %
2029	73	404,647	10.5 %	7,562,803	10.2 %
2030	95	573,584	14.9 %	12,139,897	16.4 %
2031	75	473,077	12.3 %	10,569,286	14.3 %
2032	36	356,719	9.3 %	6,365,431	8.6 %
2033	28	93,776	2.4 %	2,307,471	3.1 %
2034	16	80,818	2.1 %	1,672,988	2.3 %
2035	24	384,356	10.0 %	5,242,822	7.1 %
2036	20	197,102	5.1 %	5,155,640	7.0 %
Thereafter	24	209,584	5.7 %	5,578,978	7.4 %
Total	585	3,839,615	100.0 %	$74,077,130	100.0 %

OFFICE

Year	Leases Expiring	Square Footage Expiring	% Portfolio Net Rentable Square Feet	ABR	% of Portfolio ABR
Available	-	92,142	4.0 %	$—	— %
M-T-M	4	1,312	0.1 %	66,120	0.1 %
2026	8	53,722	2.3 %	1,120,758	1.6 %
2027	20	144,500	6.2 %	5,294,409	7.4 %
2028	16	120,564	5.2 %	3,838,195	5.4 %
2029	16	268,493	11.6 %	7,638,932	10.7 %
2030	15	168,115	7.2 %	5,627,113	7.9 %
2031	11	151,776	6.5 %	4,591,479	6.5 %
2032	6	58,051	2.5 %	1,715,356	2.4 %
2033	9	80,858	3.5 %	2,523,373	3.6 %
2034	7	99,783	4.3 %	2,892,481	4.1 %
2035	3	293,189	12.6 %	8,345,722	11.7 %
2036	7	506,651	21.8 %	18,405,693	25.9 %
Thereafter	17	281,981	12.2 %	9,017,725	12.7 %
Total	139	2,321,137	100.0 %	$71,077,356	100.0 %

(1) Excludes leases from properties in development, redevelopment, delivered, but not yet stabilized, and Held-for-Sale.

28

REDEVELOPMENT

$ IN THOUSANDS AS OF MARCH 31, 2026

IN-PROGRESS

Projects	Description	Projected Date of Completion(1)	Estimated Cost(1)
Town Center of Virginia Beach	TI Allowances for space previously occupied by the Company in Armada Hoffler Tower.	4Q26	$ 3,300
			$ 3,300

OPPORTUNITIES(2)

Property	Description
Town Center of Virginia Beach	Option for future expansion and activation on undeveloped lots
The Interlock	Expansion and densification of existing undeveloped green space
Columbus Village II	Redevelopment of +/- 4 acres for alternate commercial or residential use
Harrisonburg Regal	Redevelopment for alternate commercial or residential use; outparcel development potential
Red Mill Commons	Outparcel creation and development in the existing parking field
Southgate Square	Right-size existing tenants to accommodate backfill demand
Fountain Plaza	Conversion of 2nd floor retail into alternate commercial uses
South Square	Outparcel creation opportunity on the hard corner
Pembroke Square	Conversion of existing office space for commercial retail use
Pembroke Square	Outparcel creation and development in the existing parking field
Providence Plaza	Densification of surface parking and optimization of the day/night use of the structured parking deck
Broad Creek Shopping Center	Outparcel creation and development in the existing parking field

(1) Represents estimates that may change as the project proceeds.
(2) Assumptions regarding future opportunities are subject to change.

29

NET INCOME & NOI BY SEGMENT

$ IN THOUSANDS

	For the Three Months Ended March 31 2026			
	Retail Real Estate	Office Real Estate	Other (1)	Total
Revenues				
Rental revenues	$24,497	$23,920	$3,900	$52,317
Total revenues	**24,497**	**23,920**	**3,900**	**52,317**
Expenses				
Rental expenses (2)	4,622	7,173	1,062	12,857
Real estate taxes	2,334	2,122	279	4,735
Total segment operating expenses	**6,956**	**9,295**	**1,341**	**17,592**
Segment net operating income	**17,541**	**14,625**	**2,559**	**34,725**
Depreciation and amortization	(7,957)	(8,903)	(1,381)	(18,241)
General and administrative expenses	—	—	(4,716)	(4,716)
(Loss) gain on real estate dispositions, net	—	—	(141)	(141)
Interest income	8	—	54	62
Interest expense (3)	(5,851)	(5,982)	(1,949)	(13,782)
Equity in (loss) income of unconsolidated real estate entities	(6)	249	—	243
Change in fair value of derivatives and other	765	579	—	1,344
Other (expense) Income	1	4	8	13
Income (loss) from continuing operations	**4,501**	**572**	**(5,566)**	**(493)**
Discontinued operations(4)				
Income (loss) from discontinued operations	—	—	(29,526)	(29,526)
Income tax benefit (provision) from discontinued	—	—	(363)	(363)
Income from discontinued operations	**—**	**—**	**(29,889)**	**(29,889)**
Net income (loss)	**$4,501**	**$572**	**($35,455)**	**($30,382)**

(1) Other consists of items not directly related to the Company's retail and office real estate operations activities. General and administrative expenses include corporate personnel salaries and benefits, bank charges, accounting and legal fees, and other corporate office costs.

(2) Rental expenses represent costs directly associated with the operation and management of the Company's real estate properties. Rental expenses include asset management fees, property management fees, repairs and maintenance, insurance, and utilities.

(3) Interest expense is allocated by first allocating secured debt to the relevant properties. Unsecured debt is then allocated using the total value of unencumbered income producing property, and allocating to the relevant segments based on property classification.

(4) As of March 31, 2026, the segments previously reported as general contracting and real estate services, multifamily, and real estate financing are now presented as discontinued operations. Income from discontinued operations excludes revenue and expenses related to intercompany construction contracts.

30

31 ACQUISITIONS & DISPOSITIONS $ IN THOUSANDS ACQUISITIONS Properties Location Square Feet/Units Purchase Price Cash Cap Rate Purchase Date Anchor Tenants 2025 184 Units $60,380 4.4 % Solis Gainesville II Gainesville, Georgia 184 Units 60,380 4.4% 4Q25 DISPOSITIONS Properties Location Square Feet/Units Sale Price Cash Cap Rate Disposition Date Anchor Tenants 2024 213,927 $ 82,000 6.4 % Market at Mill Creek Mount Pleasant, SC 80,319 27,300 6.8% 4Q24 Lowes Foods Nexton Square Summerville, SC 133,608 54,700 6.2% 4Q24 Various Small Shops (1) Square footage includes 4.9k square feet of retail storage space.

DISCONTINUED OPERATIONS

MULTIFAMILY DISPOSITIONS

Property	Location	Units	Under PSA	Held for Sale	Expected Disposition Period
Encore Apartments	Virginia Beach, VA	286	X		2Q26
Premier Apartments	Virginia Beach, VA	131	X		2Q26
The Cosmopolitan	Virginia Beach, VA	342	X		2Q26
1305 Dock Street	Baltimore, MD	103	X		2Q26
1405 Point Street	Baltimore, MD	289	X		2Q26
Allied Apartments	Baltimore, MD	312	X		2Q26
Chandler Residences	Roswell, GA	137	X		2Q26
Chronicle Mill	Belmont, NC	238	X		2Q26
The Everly	Gainesville, GA	223		X	4Q26 - 1Q27
Solis Gainesville II	Gainesville, GA	184		X	4Q26 - 1Q27
Greenside Apartments	Charlotte, NC	225	X		4Q26
Liberty Apartments	Newport News, VA	199	X		2Q26
The Edison	Richmond, VA	174	X		2Q26

COMMERCIAL PROPERTIES INCLUDED IN MULTIFAMILY SALE

Property	Location	Net Rentable SF	Under PSA	Held for Sale	Expected Disposition Period
Point Street Retail	Baltimore, MD	18,632	X		2Q26
Allied Retail	Baltimore, MD	12,700	X		2Q26
Chronicle Mill Retail	Belmont, NC	11,530	X		2Q26
Chronicle Mill Office	Belmont, NC	5,932	X		2Q26
Liberty Retail	Newport News, VA	25,461	X		2Q26
The Edison Retail	Richmond, VA	20,196	X		2Q26

32

DISCONTINUED OPERATIONS, CONT.

REAL ESTATE FINANCING					
Project	Location	Multifamily Units	Sold	Held for Sale	Expected Exit Period
The Allure at Edinburgh	Chesapeake, VA	280		X	2Q26
Solis Kennesaw	Kennesaw, GA	239		X	4Q26 - 1Q27
Solis Peachtree Corners	Peachtree Corners, GA	249	X		1Q26
Solis North Creek	Charlotte, NC	303	X		1Q26

GENERAL CONTRACTING & REAL ESTATE SERVICES

The General Contracting & Real Estate Services business was sold on April 30, 2026, for consideration of $2.4 million.

33

34 APPENDIX DEFINITIONS & RECONCILIATIONS

35 ANNUALIZED BASE RENT: For the properties in our retail & office portfolios, we calculate annualized base rent (“ABR”) by multiplying (a) monthly base rent as of March 31, 2026 (defined as cash base rent, before contractual tenant concessions and abatements, and excluding tenant reimbursements for expenses paid by us) for executed leases as of such date by (b) 12, and we do not give effect to contingent rental revenue (e.g., percentage rent based on tenant sales thresholds). ABR per leased square foot is calculated by dividing (a) ABR by (b) square footage under executed leases as of March 31, 2026. In the case of triple net or modified gross leases, our calculation of ABR does not include tenant reimbursements for real estate taxes, insurance, common area, or other operating expenses." DEFINITIONS ADJUSTED FUNDS FROM OPERATIONS: We calculate Adjusted Funds From Operations (“AFFO”) as FFO adjusted for the impact of debt extinguishment losses, provision for unrealized non-cash credit losses, amortization of right-of-use assets attributable to finance leases, mark-to-market adjustments on interest rate derivatives not designated as cash flow hedges, non-cash stock compensation, capital expenditures, non-cash interest expense, non-cash interest income, straight-line rents, cash ground rent payments for finance leases, the amortization of leasing incentives and above (below) market rents, impairment of intangible assets and liabilities, proceeds from government development grants, and payments made to purchase interest rate caps designated as cash flow hedges. Management believes that AFFO provides useful supplemental information to investors regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating AFFO or similarly entitled FFO measures, and, accordingly, our AFFO may not always be comparable to FAD or other similarly entitled AFFO measures of other REITs. DEBT SERVICE COVERAGE RATIO: We calculate Debt Service Coverage Ratio as the quarterly Total Adjusted EBITDAre divided by total quarterly interest expense less interest receipts of non- designated derivatives and required principal repayment.

36 DEFINITIONS EBITDAre: We calculate EBITDA for real estate (EBITDAre) consistent with the definition established by the National Association of Real Estate Investment Trusts ("Nareit"). EBITDAre is a financial measure not calculated in accordance with the accounting principles generally accepted in the United States ("GAAP") that Nareit defines as net income (loss) (calculated in accordance with GAAP), excluding interest expense, income taxes, depreciation and amortization, gains (or losses) from sales of depreciable property, impairment of real estate assets, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates. Management believes EBITDAre is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results. FIXED CHARGE COVERAGE RATIO: We calculate Fixed Charge Coverage Ratio as quarterly Total Adjusted EBITDAre divided by total quarterly interest expense less interest receipts of non- designated derivatives, required principal repayment, and preferred equity dividends. ECONOMIC OCCUPANCY: The economic occupancy for each of our retail & office properties is calculated as (a) annualized contractual base rent (net of abatements) for the quarter, divided by (b) annualized base rent, multiplied by (c) leased occupancy, expressed as a percentage. Each of these figures exclude the impact of leases which were signed but not yet occupied as of quarter end. Refer to definition of Annualized Base Rent and Leased Occupancy for further information. FFO, AS ADJUSTED: We calculate FFO, As Adjusted as FFO excluding income or loss from discontinued operations related to general contracting and real estate services, multifamily, and real estate financing.

37 NET OPERATING INCOME: We calculate Net Operating Income (“NOI”) as rental revenues (base rent, expense reimbursements, termination fees, and other revenue) less rental expenses and real estate taxes. Other REITs may use different methodologies for calculating NOI, and, accordingly, our NOI may not be comparable to such other REITs’ NOI. NOI is not a measure of operating income or cash flows from operating activities as measured by GAAP and is not indicative of cash available to fund cash needs. As a result, NOI should not be considered an alternative to cash flows as a measure of liquidity. We consider NOI to be an appropriate supplemental measure to net income because it assists both investors and management in understanding the core operations of our real estate business. To calculate NOI for the same store portfolio, we exclude one-time items, such as termination or assignment fees. To calculate NOI on a cash basis, we adjust NOI to exclude the net effects of straight-line rental revenues, the amortization of lease incentives and above/below market rents, the net effects of straight-line rental expenses, and to include ground rent expenses for finance leases. NET RENTABLE SQUARE FOOTAGE: We define net rentable square footage for each of our retail & office properties as the sum of (a) the square footage of executed leases, plus (b) for available space, management’s estimate of net rentable square footage based, in part, on past leases. The net rentable square footage included in office leases is generally consistent with the Building Owners and Managers Association 1996 measurement guidelines. DEFINITIONS LEASED OCCUPANCY: The occupancy for each of our retail & office properties is calculated as (a) square footage under executed leases, including short term leases, as of the last day of the quarter, divided by (b) net rentable square footage, expressed as a percentage. Refer to definition of Net Rentable Square Footage for further information. FUNDS FROM OPERATIONS: We calculate Funds From Operations (“FFO”) in accordance with the standards established by Nareit. Nareit defines FFO as net income (loss) (calculated in accordance with GAAP), excluding depreciation and amortization related to real estate, gains or losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. FFO is a supplemental non-GAAP financial measure. Management uses FFO as a supplemental performance measure because we believe that FFO is beneficial to investors as a starting point in measuring our operational performance. Specifically, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared period-over-period, captures trends in occupancy rates, rental rates, and operating costs. Other equity REITs may not calculate FFO in accordance with the Nareit definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO.

38 DEFINITIONS STABILIZED PROPERTY: We generally consider a property to be stabilized upon the earlier of (a) the quarter after the property reaches 80% occupancy, or (b) the thirteenth quarter after the property receives its certificate of occupancy. Additionally, any property that is fully or partially taken out of service for the purpose of redevelopment or is impacted by significant disruptive events (e.g. fire, flood) is no longer considered stabilized until the redevelopment or repair activities are complete, the asset is placed back into service, and the stabilization criteria above are again met. A property may also be fully or partially taken out of service as a result of a disposition, depending on the significance of the portion of the property disposed. A property classified as Held for Sale is not considered stabilized. SAME STORE PORTFOLIO: We define same store properties as those that we owned and operated and that were stabilized for the entirety of both periods compared. Refer to definition of Stabilized Property for further information. TOTAL ADJUSTED EBITDAre: Total Adjusted EBITDAre is calculated as EBITDAre further adjusted for debt extinguishment losses, non-cash stock compensation, mark-to-market adjustments on interest rate derivatives, preferred dividends, accelerated amortization of intangible assets and liabilities, acquisition, development, and other pursuit costs, unrealized credit loss release or provision, non-controlling interest in investment entities, development/redevelopment net operating income, and other one-time adjustments including non-recurring bad debt and termination fees. Management believes Total Adjusted EBITDAre is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and with other REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results along with other non-comparable items. WEIGHTED AVERAGE LEASE TERM REMAINING: We calculate Weighted Average Lease Term Remaining ("WALT") as the remaining lease term as of period end for commercial stabilized properties, weighted by the Annualized Based Rent of each lease as of the period end.

PROPERTY PORTFOLIO

AS OF MARCH 31, 2026

Retail Properties - Stabilized	Location	Year Built/ Redeveloped	Net Rentable SF[1]	Leased Occupancy[1]	Economic Occupancy[1]	ABR[1]	ABR per Occupied SF[1]	Major Tenant(s)
Town Center of Virginia Beach								
249 Central Park Retail	Virginia Beach, VA	2004	35,161	100.0 %	100.0 %	$1,303,634	$37.08	The Cheesecake Factory, Brooks Brothers, Keagan's, Three Notch'd Brewing Company
4525 Main Street Retail	Virginia Beach, VA	2014	26,328	62.0 %	62.0 %	453,633	27.79	Anthropologie, Tupelo Honey
4621 Columbus Retail	Virginia Beach, VA	2020	84,000	100.0 %	100.0 %	1,339,800	15.95	Apex Entertainment
Columbus Village	Virginia Beach, VA	1996/2020/2025	154,268	99.8 %	99.9 %	3,700,921	24.03	Trader Joe's, Shake Shack, CAVA, Ulta, Five Below, Golf Galaxy, Barnes & Noble, David's Bridal, Regal Cinemas
Commerce Street Retail	Virginia Beach, VA	2008	19,173	100.0 %	100.0 %	899,818	46.93	Yard House
Fountain Plaza Retail	Virginia Beach, VA	2004	35,961	75.6 %	75.6 %	988,187	36.33	Ruth's Chris, Bravo!, Nando's
Pembroke Square	Virginia Beach, VA	2015	124,181	100.0 %	100.0 %	2,096,262	16.88	Target (S), REI (S), Fresh Market, Nordstrom Rack, DSW, Decisions
Premier Retail	Virginia Beach, VA	2018	39,015	94.9 %	94.9 %	1,349,838	36.44	Pottery Barn, Williams Sonoma, J. Jill, Cantina Laredo, TASTE
South Retail	Virginia Beach, VA	2002	38,515	84.9 %	84.9 %	1,064,227	32.53	lululemon, Free People, Madewell, CPK
Studio 56 Retail	Virginia Beach, VA	2007	11,594	100.0 %	100.0 %	415,639	35.85	Legal Sea Foods (dark)
The Cosmopolitan Retail	Virginia Beach, VA	2020	41,872	96.4 %	70.8 %	1,338,467	33.17	Lego, Abercrombie, Solidcore, Bluemercury, South Moon Under
Two Columbus Retail	Virginia Beach, VA	2009	13,752	100.0 %	100.0 %	532,919	38.75	Fidelity Investments, Lenscrafters, Muse Paintbar
West Retail	Virginia Beach, VA	2002	17,558	92.9 %	83.4 %	552,844	33.88	PF Changs, The Men's Wearhouse
Harbor Point - Baltimore Waterfront								
Constellation Retail[2]	Baltimore, MD	2016	38,464	47.9 %	37.5 %	$685,900	$37.25	honeygrow
Grocery Anchored								
Broad Creek Shopping Center[3]	Norfolk, VA	2001	121,504	89.6 %	89.6 %	$2,233,253	$20.51	Target (S), Home Depot (S), Food Lion, PetSmart, Chick-fil-A
Broadmoor Plaza	South Bend, IN	1980	115,059	83.8 %	83.8 %	1,136,362	11.78	Kroger, Staples
Brooks Crossing Retail[2][4]	Newport News, VA	2016	18,349	91.3 %	91.3 %	255,832	15.27	Piggly Wiggly (S)
Delray Beach Plaza[3]	Delray Beach, FL	2021	87,207	91.2 %	91.2 %	2,820,684	35.46	Whole Foods, First Watch, Pet Supplies Plus, Pollo Tropical
Greenbrier Square	Chesapeake, VA	2017	260,625	100.0 %	100.0 %	2,646,331	10.15	Kroger, Homegoods, Dick's House of Sport, Five Below
Greentree Shopping Center	Chesapeake, VA	2014	15,719	100.0 %	100.0 %	374,545	23.83	Walmart Neighborhood Market (S)
Hanbury Village	Chesapeake, VA	2009	98,638	100.0 %	100.0 %	2,089,656	21.19	Harris Teeter, Petco
Lexington Square	Lexington, SC	2017	85,440	97.2 %	97.2 %	1,878,986	22.63	Lowes Foods, Sola Salon, Hollywood Feed
North Pointe Center	Durham, NC	2009	226,083	96.8 %	96.8 %	2,967,921	13.57	Costco (S), Home Depot (S), Harris Teeter, Ross, Burlington, PetSmart, Shoe Station, Dollar Tree
Parkway Centre	Moultrie, GA	2017	61,200	100.0 %	100.0 %	872,231	14.25	Publix, Petsense, Surchero's
Parkway Marketplace	Virginia Beach, VA	1998	37,804	97.1 %	88.3 %	743,543	20.26	Food Lion (S), O'Reilly Auto Parts
Perry Hall Marketplace	Perry Hall, MD	2001	74,251	100.0 %	100.0 %	1,180,501	15.90	Safeway
Sandbridge Commons	Virginia Beach, VA	2015	69,417	100.0 %	100.0 %	967,787	13.94	Harris Teeter
Tyre Neck Harris Teeter[3]	Portsmouth, VA	2011	48,859	100.0 %	100.0 %	559,948	11.46	Harris Teeter
Southeast Sunbelt								
North Hampton Market	Taylors, SC	2004	114,954	98.8 %	96.7 %	1,639,142	$14.43	Target (S), Hobby Lobby, PetSmart, Dollar Tree
One City Center Retail	Durham, NC	2019	22,679	55.7 %	55.7 %	436,294	34.56	Bulldega Urban Market
Overlook Village	Asheville, NC	1990	151,365	96.7 %	96.7 %	2,326,855	15.90	T.J. Maxx / Homegoods, Ross, Burlington, Boot Barn, Five Below, Show Carnival
Patterson Place	Durham, NC	2004	159,842	94.4 %	94.4 %	2,525,446	16.74	Home Depot (S), Kohl's (S), Total Wine, Bob's Discount Furniture, DSW, Boot Barn
Providence Plaza Retail	Charlotte, NC	2008	49,447	98.7 %	98.7 %	1,583,626	32.43	Chipotle, Orange Theory, Mezzanotte, Aqua-Tots
South Square	Durham, NC	2005	109,590	98.1 %	98.1 %	2,053,171	19.10	Target (S), Sam's Club (S), Ross, Petco, Office Depot
The Interlock Retail[3]	Atlanta, GA	2021	108,379	93.4 %	74.8 %	5,293,469	52.31	Puttshack, F1 Arcade, The Gathering Spot
Wendover Village	Greensboro, NC	2004	176,997	97.6 %	97.6 %	3,586,744	20.76	Costco (S), T.J. Maxx, Golf Galaxy, Petco, Five Below, Beautista, Rooms to Go Kids

(1) See appendix for definitions.
(2) The Company does not have 100% ownership of the property.
(3) The Company leases all or a portion of the land underlying this property pursuant to a ground lease.
(4) The Company is entitled to a preferred return on its investment in this property.

(S) Shadow anchor located adjacent to the property, but is not part of the owned property.

39

PROPERTY PORTFOLIO CONT.

AS OF MARCH 31, 2026

Retail Properties - Stabilized	Location	Year Built/ Redeveloped	Net Rentable SF[1]	Leased Occupancy[1]	Economic Occupancy[1]	ABR[1]	ABR per Occupied SF[1]	Major Tenant(s)
Mid-Atlantic								
Dimmock Square	Colonial Heights, VA	1998	106,166	100.0 %	100.0 %	$1,953,189	$18.40	Target (S), Best Buy, Old Navy, Five Below, pOpshelf, Shoe Carnival
Harrisonburg Regal	Harrisonburg, VA	1999	49,000	100.0 %	100.0 %	753,620	15.38	Regal Cinemas
Marketplace at Hilltop[2]	Virginia Beach, VA	2001	116,953	97.3 %	94.5 %	2,866,300	25.20	Total Wine, Michaels, Chick-Fil-A, Panera
Red Mill Commons	Virginia Beach, VA	2005	373,808	97.0 %	95.0 %	7,222,301	19.92	Target (S), Walmart (S), Home Depot (S), T.J. Maxx, Homegoods, Five Below, Michaels, Petco, Dollar Tree, Walgreens
Southgate Square	Colonial Heights, VA	2016	260,131	84.6 %	84.6 %	3,561,233	16.18	Burlington, PetSmart, Michaels, Staples, 7 Brew
Southshore Shops	Midlothian, VA	2006	40,307	89.1 %	89.1 %	826,071	22.99	Buffalo Wild Wings
Stabilized Retail Total			**3,839,615**	**94.8 %**	**92.5 %**	**$74,077,130**	**$20.35**	

Office Properties- Stabilized	Location	Year Built / Redeveloped	Net Rentable SF[1]	Leased Occupancy[1]	Economic Occupancy[1]	ABR[1]	ABR per Occupied SF[1]	Major Tenant(s)
Town Center of Virginia Beach								
249 Central Park Office	Virginia Beach, VA	2004	57,295	100.0 %	100.0 %	$1,493,213	$26.06	Gather, HDR
4525 Main Street Office	Virginia Beach, VA	2014	208,760	96.0 %	96.0 %	5,624,521	28.06	Clark Nexsen, Mythics, Kimley-Horn, City of Virginia Beach
4605 Columbus Office[3]	Virginia Beach, VA	2002	19,335	100.0 %	100.0 %	537,706	27.81	AH Realty Trust
Armada Hoffler Tower[3]	Virginia Beach, VA	2002	298,353	99.3 %	91.0 %	8,998,898	30.38	Troutman Pepper, Williams Mullen, Trader Interactive, Morgan Stanley, KPMG, Hourigan, Old Dominion University, Pender & Coward, Cherry Bekaert, Mass Mutual, Mason & Hanger, Strayer University
One Columbus	Virginia Beach, VA	1984	129,066	100.0 %	88.9 %	3,624,467	28.08	Atlantic Union Bank, Northwestern Mutual, HBA, Movement Mortgage, Truist
Two Columbus Office	Virginia Beach, VA	2009	93,585	97.7 %	92.6 %	2,584,176	28.27	VHB, Hazen & Sawyer, Insight Global
Harbor Point - Baltimore Waterfront								
Constellation Office[4]	Baltimore, MD	2016	444,600	100.0 %	100.0 %	$15,946,114	$35.87	Constellation Energy Group
Thames Street Wharf[3]	Baltimore, MD	2010	263,426	98.8 %	74.0 %	8,362,133	32.13	Morgan Stanley
Wills Wharf[2]	Baltimore, MD	2020	326,895	91.5 %	80.8 %	9,441,229	31.58	Franklin Templeton, Morgan Stanley, Transamerica, Stifel, EY, RBC, Bright Horizons, Canopy by Hilton
Southeast Sunbelt								
One City Center Office	Durham, NC	2019	128,920	71.0 %	71.0 %	2,871,984	$31.36	Duke University, WeWork
Providence Plaza Office	Charlotte, NC	2008	53,671	100.0 %	100.0 %	1,688,543	31.46	Choate Construction, Cranfill Sumner
The Interlock Office[2]	Atlanta, GA	2021	199,170	94.4 %	70.8 %	7,861,380	41.81	Georgia Tech, Pindrop, The Gathering Spot, Stream, Directional Capital, Innovien Solutions, Alloy, The HoneyPot
Mid-Atlantic								
Brooks Crossing Office	Newport News, VA	2019	98,061	100.0 %	100.0 %	$2,043,004	$20.83	Huntington Ingalls Industries
Stabilized Office Total			**2,321,137**	**96.0 %**	**87.7 %**	**$71,077,368**	**$31.89**	

(1) See appendix for definitions.
(2) The Company leases all or a portion of the land underlying this property pursuant to a ground lease.
(3) The Company occupies 38,879 square feet at these three properties at an ABR of $1.1M, or $28.46 per leased square foot, which is reflected in this table. The rent paid by the Company is eliminated in accordance with GAAP in the consolidated financial statements.
(4) The Company does not have 100% ownership of the property.
(5) The Company is entitled to a preferred return on its investment in this property.

(S) Shadow anchor located adjacent to the property, but is not part of the owned property.

40

41 PROPERTY PORTFOLIO CONT. AS OF MARCH 31, 2026 Unstabilized Location Ownership % Year Built / Redeveloped Net Rentable SF (1) Leased Occupancy(1) Economic Occupancy(1) ABR (1) ABR per Occupied SF1) Southeast Sunbelt Southern Post Retail Roswell, GA 100% 2024 42,016 93.3% 73.6% $1,565,204 $39.92 Southern Post Office Roswell, GA 100% 2024 96,803 83.9% 17.4% 1,978,046 24.35 Unstabilized Total 138,819 86.7% 39.5% $3,543,250 $29.42 Equity Method Investments Location Ownership % Year Built/ Redeveloped Net Rentable SF (1) Leased Occupancy(1) Economic Occupancy(1) ABR (1)(2) ABR per Occupied SF(1) Harbor Point - Baltimore Waterfront T. Rowe Price Baltimore, MD 50% 2025 553,000 100.0% 100.0% $7,900,064 $14.29 Parcel 3 Retail Baltimore, MD 50% 2025 20,200 0.0% 0.0% — — Equity Method Investments Total 573,200 96.5% 96.5% $7,900,064 $14.29 (1) See appendix for definitions. (2) Represents the Company’s 50% share of ABR. .

RECONCILIATION OF DEBT & EBITDA*re*

$ IN THOUSANDS

	Three Months Ended			
	3/31/2026	12/31/2025	9/30/2025	6/30/2025
Property Net Operating Income	$34,725	$38,555	$33,496	$34,535
Property Miscellaneous Expense, Net	(250)	(269)	(87)	(124)
Non-Recurring Bad Debt Adjustment	549	308	152	140
Non-Recurring Termination and Assignment Fee Adjustment	(132)	(3,380)	(1,862)	(142)
Amortization of Right-of-Use Assets	(395)	(395)	(395)	(396)
Accelerated Amortization of Intangible Assets and Liabilities	15	—	—	—
Equity in NOI of Unconsolidated Real Estate Entities(1)	2,366	2,454	2,246	2,479
Development/Redevelopment	(1,037)	(3,132)	(2,668)	(475)
Discontinued Operations - Construction Gross Profit	88	1,767	2,064	1,384
Discontinued Operations - Multifamily NOI	9,289	9,285	11,458	7,945
Discontinued Operations - Real Estate Financing Interest Income	2,255	3,126	3,773	3,593
Corporate G&A	(5,050)	(4,341)	(4,300)	(5,806)
Non-Cash Stock Compensation	1,355	944	1,103	1,364
Interest Income	188	671	362	482
Other Income (Expense), Net	8	—	—	—
Total Adjusted EBITDA*re*	**$43,974**	**$45,593**	**$45,342**	**$44,979**
Total Debt(2)	1,492,742	1,526,584	1,487,257	1,448,237
Cash	(41,507)	(52,379)	(49,824)	(54,601)
Net Debt	**$1,451,235**	**$1,474,205**	**$1,437,433**	**$1,393,636**
Net Debt/Total Adjusted EBITDA*re*	**8.3x**	**8.1x**	**7.9x**	**7.7x**
Preferred	171,085	171,085	171,085	171,085
Net Debt + Preferred	**$1,622,320**	**$1,645,290**	**$1,608,518**	**$1,564,721**
Net Debt + Preferred /Total Adjusted EBITDA*re*	**9.2x**	**9.0x**	**8.9x**	**8.7x**

42

(1) Excludes Interest expense, depreciation, & amortization component attributable to unconsolidated real estate entities.
(2) Excludes GAAP adjustments.

43 Three Months Ended 3/31/2026 12/31/2025 9/30/2025 6/30/2025 Net Income (Loss) Attributable to Common Stockholders and OP Unitholders ($33,291) ($647) ($3,575) $3,907 Excluding: Depreciation and Amortization 24,061 23,191 22,718 21,356 Loss on Real Estate Dispositions 141 — 141 — Gain on Consolidation of Real Estate Entities — 269 — (6,915) Impairment of Real Estate Assets 29,229 23 350 — Income Tax (Benefit) Provision 363 (297) 192 (567) Interest Expense 21,226 23,211 22,718 21,271 Interest Expense, Depreciation, & Amortization of Unconsolidated Real Estate Entities 2,123 2,397 2,208 2,801 EBITDAre $43,852 $48,147 $44,612 $41,853 Change in Fair Value of Derivatives and Other (1,788) (256) 1,216 (648) Preferred Dividends 2,887 2,887 2,887 2,887 Loss on Extinguishment of Debt — — 69 — Non-Recurring Bad Debt Adjustment 549 308 152 140 Non-Recurring Termination and Assignment Fee Adjustment (132) (3,380) (1,862) (142) Accelerated Amortization of Intangible Assets and Liabilities 15 — 15 — Acquisition, Development, & Other Pursuit Costs — 167 10 286 Unrealized Credit Loss (Release) Provision (1,749) (124) (126) (209) Investment Entities 22 32 (51) (77) Non-Cash Stock Compensation 1,355 944 1,103 1,364 Development/Redevelopment (1,037) (3,132) (2,668) (475) Total Adjusted EBITDAre $43,974 $45,593 $45,342 $44,979 RECONCILIATION OF NET INCOME TO TOTAL ADJUSTED EBITDAre $ IN THOUSANDS

44 $ IN THOUSANDS CAPITAL EXPENDITURES (1) Excludes activity related to held for sale, acquired, and/or disposed properties. (2) Represents recurring capital expenditures. Leasing Commissions Lease Incentive Tenant Improvements Land Improvements(2) Building Improvements(2) Fixtures & Equipment(2) Total Second Generation Capex Retail $ 837 $ — $ 1,621 $ 303 $ 500 $ — $ 3,260 Office 314 — 1,022 5 839 — 2,181 Multifamily 18 — — 4 628 171 821 Total Portfolio $ 1,169 $ — $ 2,643 $ 312 $ 1,967 $ 171 $ 6,262 Property-Related Capital Expenditures $ 312 $ 1,967 $ 171 $ 2,450 Three Months Ended March 31, 2026(1)